UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 29, 2005

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2005; SEC File No. 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2005 and for the three- and six-month periods ended June 30, 2005 and June 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2005 (which was filed with the SEC on August 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2005 and for the three-month periods ended March 31, 2005 and March 31, 2004, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005 (which was filed with the SEC on May 10, 2005); and the Current Reports on Form 8-K filed with the SEC on April 11, 2005, April 20, 2005, May 5, 2005, July 20, 2005 and August 2, 2005 as they relate to Ambac Assurance Corporation, are hereby incorporated by reference in (i) the registration statement, (ii) the prospectus and (iii) the prospectus supplement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

23

Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:   /s/ Brian Lin

Name: Brian Lin

Title:   Vice President

Dated:  September 29, 2005

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23

Consent of KPMG LLP,

6

Independent Registered

Public Accounting Firm

of Ambac Assurance

Corporation

Exhibit 23 Consent of KPMG LLP
Independent Registered Public
Accounting Firm of Ambac
Assurance Corporation

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-127589) of Structured Asset Securities Corporation (the “Registrant”), in the Prospectus and Prospectus Supplement of the Registrant relating to Lehman XS Trust Mortgage Pass- Through Certificates Series 2005-4 (the “Prospectus Supplement”) of our report dated March 2, 2005 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 15, 2005, and to the reference to our firm under the heading “Experts” in the Prospectus Supplement.  Our report refers to changes, in 2003, in Ambac Assurance Corporation’s methods of accounting for variable interest entities and stock-based compensation.

/s/ KPMG LLP

New York, New York

September 29, 2005